Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.



Date: November 13, 2003                         /s/ Peter C. Nelson
                                                --------------------------
                                                PETER C. NELSON
                                                Chief Executive Officer
                                                California Water Service Group



Date: November 13, 2003                         /s/  Richard D. Nye
                                                ---------------------------
                                                RICHARD D. NYE
                                                Chief Financial Officer
                                                California Water Service Group